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                               AMENDMENT NO. 1 TO
                                   SCHEDULE A
                           TO DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.


Delaware Group Decatur Fund, Inc.

                  Decatur Income Fund
                  Decatur Total Return Fund


Delaware Group Delaware Fund, Inc.

                  Delaware Fund
                  Devon Fund


Delaware Group Tax-Free Money Fund, Inc.


Delaware Group Tax-Free Fund, Inc.

                  Tax-Free USA Fund
                  Tax-Free Insured Fund
                  Tax-Free USA Intermediate Fund


Delaware Group Limited-Term Government Funds, Inc.

                  Limited-Term Government Fund
                  U.S. Government Money Fund


Delaware Group Trend Fund, Inc.


Delaware Group Income Funds, Inc.
                  Delchester Fund
                  Strategic Income Fund (New)

         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

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DMC Tax-Free Income Trust - Pennsylvania


Delaware Group Value Fund, Inc.


Delaware Group Global & International Funds, Inc.

           International Equity Fund
           Global Bond Fund
           Global Assets Fund
           Emerging Markets Fund (New)


Delaware Group DelCap Fund, Inc.

Delaware Pooled Trust, Inc.

           The Defensive Equity Portfolio
           The Aggressive Growth Portfolio
           The International Equity Portfolio
           The Defensive Equity Small/Mid-Cap Portfolio (New) The Defensive Equity Utility Portfolio (New)
           The Labor Select International Equity Portfolio The Real Estate Investment Trust Portfolio
           The Fixed Income Portfolio
           The Limited-Term Maturity Portfolio (New)
           The Global Fixed Income Portfolio
           The International Fixed Income Portfolio (New)
           The High-Yield Bond Portfolio (New)


Delaware Group Premium Fund, Inc.

           Equity/Income Series
           High Yield Series
           Capital Reserves Series
           Money Market Series
           Growth Series
           Multiple Strategy Series
           International Equity Series
           Value Series
           Emerging Growth Series
           Global Bond Series (New)


Delaware Group Government Fund, Inc.

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Delaware Group Adviser Funds, Inc.

                  Enterprise Fund
                  U.S. Growth Fund
                  World Growth Fund
                  New Pacific Fund
                  Federal Bond Fund
                  Corporate Income Fund


Dated as of: September 30, 1996



DELAWARE SERVICE COMPANY, INC.

By:/s/ David K. Downes
   -------------------------------------
         David K. Downes
         Senior Vice President/Chief
         Administrative Officer/Chief
         Financial Officer
                                      DELAWARE GROUP CASH RESERVE, INC.
                                      DELAWARE GROUP DECATUR FUND, INC.
                                      DELAWARE GROUP DELAWARE FUND, INC.
                                      DELAWARE GROUP TAX-FREE FUND, INC.
                                      DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                                      DELAWARE GROUP LIMITED-TERM GOVERNMENT
                                      FUNDS, INC.
                                      DELAWARE GROUP TREND FUND, INC.
                                      DELAWARE GROUP INCOME FUNDS, INC.
                                      DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                                      DELAWARE GROUP VALUE FUND, INC.
                                      DELAWARE GROUP GLOBAL & INTERNATIONAL
                                      FUNDS, INC.
                                      DELAWARE GROUP DELCAP FUND, INC.
                                      DELAWARE GROUP PREMIUM FUND, INC.
                                      DELAWARE GROUP GOVERNMENT FUND, INC.
                                      DELAWARE GROUP ADVISER FUNDS, INC.


                                      By:/s/ Wayne A. Stork
                                         -------------------------------------
                                               Wayne A. Stork
                                               Chairman, President and
                                               Chief Executive Officer


                                      DELAWARE POOLED TRUST, INC.


                                      By:/s/ Wayne A. Stork
                                         -------------------------------------
                                               Wayne A. Stork
                                               Chairman

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